UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 1, 2007

INTERNATIONAL RECTIFIER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-7935	95-1528961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Kansas Street, El Segundo, California 90245

(Address of Principal Executive Offices) (Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

(a) Pro Forma Financial Information

On April 9, 2007, International Rectifier Corporation (the “Company”) filed a Form 8-K (the “April 2007 Form 8-K”) that reported, pursuant to Item 2.01, the divestiture of the Company’s Power Control Systems business (the “PCS Business”), consisting of the Company’s Non-Aligned Product and Commodity Product segments, to Vishay InterTechnology, Inc. (the “Divestiture”) as more fully described in the April 2007 Form 8-K. Also, pursuant to Item 4.02 of the April 2007 Form 8-K, the Company reported that based upon an interim report of an investigation conducted at the request of the Audit Committee of its Board of Directors (the “Audit Committee”), the Audit Committee had determined that the Company’s financial statements for the quarters ended December 31, 2006, September 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005, and for the year ended June 30, 2006, included in the Company’s Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K, should no longer be relied upon.

The April 2007 Form 8-K advised that the pro forma financial information giving effect to the sale of the PCS Business required pursuant to Article 11 of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the “PCS Pro Forma Financial Information”) was not provided at that time because of the ongoing investigation and because of the accounting irregularities that resulted in the determination that previous financial statements should no longer be relied upon.  The April 2007 Form 8-K stated that the PCS Pro Forma Financial Information would be provided once the investigation was complete and the impact on previously issued financial statements of the Company was determinable.

The Company has been advised that the investigation is complete and is filing a comprehensive Annual Report on Form 10-K for the fiscal year ended June 30, 2007 concurrently with this Form 8-K/A.  This Form 8-K/A contains the previously omitted PCS Pro Forma Financial Information, consisting of the unaudited pro forma condensed consolidated statements of income of the Company for the nine months ended March 31, 2007 and the fiscal year ended June 30, 2006. The pro forma balance sheet as of March 31, 2007, and the income statement for the years ended June 30, 2005 and 2004 have not been included as the discontinued operation component has been included in the revised financial statements. The PCS Pro Forma Financial Information is presented for illustrative purposes only and is not necessarily indicative of the operating results and financial positions that might have been achieved had the sale occurred as of an earlier date, nor is such information indicative of operating results and financial position that may occur in the future.  The PCS Pro Forma Financial Information should be read in conjunction with the historical consolidated financial statements of the Company and accompanying notes set forth in the Quarterly Report on Form 10-Q for the nine months ended March 31, 2007 that is being filed concurrently with this report.

Capitalized terms used but not otherwise defined herein shall have the meanings stated in the April 2007 Form 8-K.

(b) Exhibits

99.1         Pro Forma Financial Information regarding International Rectifier Corporation’s divestiture of its Power Control Systems business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2008	INTERNATIONAL RECTIFIER CORPORATION

	By:	/s/ Peter B. Knepper
	Name:	Peter B. Knepper
	Title:	Acting Chief Financial
Officer (Duly Authorized and Principal Financial and Accounting Officer)